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                                                                   EXHIBIT 23.2


                CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our reports dated February 7, 2000 on the financial statements of MindSpring Enterprises, Inc. included in EarthLink, Inc.'s Form 8-K into the Registration Statement on Form S-8 (No. 333-39456).

/s/ Arthur Andersen LLP

Atlanta, Georgia
July 6, 2000